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                                                                   Exhibit 10.28

                       AMENDMENT TO EMPLOYMENT AGREEMENT

         Reference is made to the Employment Agreement entered into as of February 11, 1999 between Cytation.com Incorporated and Kevin J. High (the "Employment Agreement"). The Employment Agreement is hereby amended as follows:

         1. The definition of "INITIAL TERM" in Section 1 of the Employment Agreement is hereby amended to read as follows:

                  "INITIAL TERM" means the four (4) year period beginning on the Employment Date and ending on the fourth anniversary thereof.

         2. The vesting period for the stock options described in Section 3(c) of the Employment Agreement is hereby amended so that 1/24th of such options vest each month during the continued employment of Mr. High, commencing as of the date of the grant of such option.

         The Employment Agreement, as amended hereby, is ratified and confirmed.

         IN WITNESS HEREOF, the parties hereto have executed this Amendment as of November 11, 1999.

                                            CYTATION.COM INCORPORATED


                                            By: /s/ Thomas J. Burgess
                                            Name:  Thomas J. Burgess
                                            Title: President


                                            /s/ Kevin J. High
                                            Kevin J. High